Exhibit 10.1

CHANGE IN TERMS AGREEMENT

THIS CHANGE IN TERMS AGREEMENT ("Agreement") is dated as of the 1st day of November, 2013 and is executed by and among EVITTS RESORT, LLC (the “Borrower”); LAKES ENTERTAINMENT, INC. (the “Guarantor”); and CENTENNIAL BANK (the "Lender").

WHEREAS, Borrower executed and delivered to Lender on or about December 17, 2012 that certain $17,500,000 Secured Construction Promissory Note (the "Promissory Note"); Guarantor delivered that certain Unconditional Guaranty of even date therewith (the “Guaranty”); and Borrower and Guarantor delivered other documents related to the foregoing, referenced in the foregoing or otherwise applicable to the subject transaction (said documents, along with the Promissory Note, the Guaranty, and all documents describing or securing the obligations therein, including any and all prior amendments not specifically superseded hereby, being collectively referred to herein as the "Loan Documents"); and

WHEREAS, the Borrower and Guarantor have requested that the Lender modify and amend the payment terms that are applicable to the Loan Documents, and the Lender is willing to accommodate the Borrower;

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions that are referenced and exchanged herein, and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.     Amendment of Interest Rate. The definition of “Interest Rate” and all other references set forth in the Loan Documents as rate of interest at which Borrower’s obligations thereunder shall accrue is hereby modified and amended to mean FIVE AND ONE-HALF PERCENT (5.50%).

2.     Principal Advances. The Loan Documents are hereby modified and amended to provide that, until December 31, 2018, and provided that that no Event of Default has occurred and is continuing and notwithstanding any other conditions to advance contained in the Loan Documents, Borrower shall be entitled to receive Advances of principal thereunder upon Lender’s receipt of a completed application for advance and such other information reasonably requested by Lender; provided, however, that Borrower will not be entitled to request, and Lender will not, under any circumstances, be obligated to advance additional principal amounts in excess of $4,053,281.46.

3.     Amendment of Required Payments of Principal and Interest: The Promissory Note is hereby modified and amended to provide as follows:

“Required Payments of Principal and Interest. Borrower shall pay interest and principal to Lender as follows:

a.     Monthly Principal and Interest Payments Prior to Maturity. Borrower shall pay to Lender on the 1st day of December, 2013 and on the same day of each month thereafter until the Maturity Date, a sum equal to $193,720.74 or such other equal installments of principal and interest, calculated at the Interest Rate and based upon the actual number of days elapsed at a daily rate based on a 360-day year, that will suffice to fully amortize the principal amount advanced hereunder over a period of EIGHTY-FOUR (84) MONTHS, it being recognized, understood and agreed that said sum shall be applied to Lender Expenses, interest and principal as provided in 3(c) below. THIS CALCULATION METHOD WILL RESULT IN A HIGHER EFFECTIVE INTEREST RATE THAN THE NUMERIC INTEREST RATE STATED IN THIS PROMISSORY NOTE.

b.     Payments Due at Maturity. If not previously paid, any and all unpaid principal and accrued but unpaid interest plus any other sums due hereunder shall be immediately due and payable on the Maturity Date. This Promissory Note is also subject to acceleration as set forth below.

c.     Application of Payments Received by Lender. All payments received by Lender from Borrower hereunder shall be applied first to Lender Expenses, then to interest due hereunder, then to principal due hereunder, then to late fees, or, upon the occurrence and continuation of an Event of Default, at the option of the holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its successor, assigns or affiliates.”

4.     General Amendment. In addition, all other provisions of the Loan Documents are hereby modified and amended so as to be consistent with the amendments set forth herein.

5.     Ratification and Reaffirmation of Debt. Borrower and Guarantor do each hereby certify, represent, warrant and affirm to Lender the following, it being understood that such certifications and representations constitute and comprise material assurances upon which Lender is basing its decision to provide the accommodations referenced herein:

a.     Borrower and Guarantor hereby ratify and reaffirm all of Borrower's and Guarantors’ financial and other obligations of every nature that are set forth and contained in the Loan Documents;

b.     Borrower and Guarantor agree and acknowledge that all Loan Documents are legal, valid and binding financial obligations that are enforceable against Borrower or Guarantors as applicable, in accordance with their terms;

c.     Borrower and Guarantor agree and acknowledge that, as of the date of this Agreement, Lender has advanced to Borrower $13,446,718.54 plus accrued interest and that the Borrower has $4,053,281.46 of credit available to be advanced until December 31, 2018 pursuant thereto;

d.     Borrower and Guarantor each agree and acknowledge that, with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they have no defenses to their payment and performance obligations that are set forth in the Loan Documents and that Borrower's or Guarantor’s default under the Loan Documents will entitle Lender to receive, without contest by Borrower or Guarantor, a judgment against Borrower or Guarantor and the right to foreclose, without contest by Borrower or Guarantor, its liens and security interests that are contained in the Loan Documents;

e.     Borrower and Guarantor agree and acknowledge that, with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they possess no claims, counterclaims, defenses or offset rights of any nature against Lender or its affiliates, including any that would prohibit the Lender from enforcing its rights and remedies under the Loan Documents and, to the extent such a claim, right or defense might exist, Borrower and Guarantor each hereby release and waive each claim, right or defense in its entirety;

f.      Borrower and Guarantor acknowledge that the Lender has fully performed all of its obligations as set forth in the Loan Documents;

g.     Borrower and Guarantor agree and acknowledge that the priority of the liens created by the mortgage and the other Loan Documents in favor of the Lender to secure the performance of Borrower’s obligations under the Loan Documents shall not be disturbed or lost by the execution and performance of this Agreement;

h.     Borrower and Guarantor agree and acknowledge that (i) Lender has not represented (either by express agreement, course of performance or otherwise) that it will agree to further modifications or amendments to the Loan, including without limitation, renewals, extensions, rate reductions or changes in the repayment schedule; (ii) Lender has no obligation to make such further modifications or amendments; and (iii) in the formulation and execution of its business plan, Borrower is not relying on the Lender agreeing to such modifications or amendments; and

i.      No waiver by Lender of any default or breach by Borrower or Guarantor under the Loan Documents shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained in the Loan Documents shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to, or of, any act by Borrower or Guarantor shall not be deemed to waive or render unnecessary the consent or approval to, or of, any subsequent similar act.

6.     Indemnification. [Intentionally omitted].

7.     Miscellaneous. This Agreement and the Loan Documents constitute the entire understanding and agreement between the undersigned parties with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned parties in connection therewith and except for the modification specifically set forth herein the Loan Documents shall remain in full force and effect. Neither this Agreement, nor the Loan Documents may be orally modified but may be amended only by written agreements executed by the original parties to said documents. Jurisdiction and venue associated with the enforcement of Lender's rights and remedies hereunder and pursuant to the Loan Documents shall be vested solely and exclusively in an appropriate court of competent jurisdiction located in Faulkner County, Arkansas. Borrower waives Borrower's right to a jury trial of any issues arising in connection with the enforcement of this Agreement or the Loan Documents. It is expressly agreed and understood that this Agreement may be executed in multiple counterparts and with multiple signature pages and that all signature pages, when attached to and assembled with this document, shall constitute and comprise a single document that is enforceable against all parties on all signature pages in accordance with this Agreement’s terms.

[This Space Intentionally Left Blank; Signatures to Follow]

[Signatures to Change In Terms Agreement]

THIS CHANGE IN TERMS AGREEMENT has been executed as of the date set forth in the preface.

“BORROWER”

EVITTS RESORT, LLC

By: ____/s/ Timothy Cope___________________

Title: ____President________________________

“GUARANTOR”

LAKES ENTERTAINMENT, INC.

By: ____/s/ Timothy Cope___________________

Title: ___President_________________________

“LENDER”

CENTENNIAL BANK

By: ___/s/ Randy Crowell____________________

Title: ___Senior Vice President________________

ACKNOWLEDGMENT

STATE OF Minnesota

COUNTY OF Hennepin

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29 day of October, 2013, within my jurisdiction, the within-named Timothy Cope, who acknowledged that he is the President of Evitts Resort, LLC (the “Company”) and that, for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

__/s/ Lisa M. Jolicoeur________________ Notary Public

My commission expires:
___1/31/15_______________

ACKNOWLEDGMENT

STATE OF Minnesota

COUNTY OF Hennepin

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29 day of October, 2013, within my jurisdiction, the within-named Timothy Cope, who acknowledged that he is the President of Lakes Entertainment, Inc. (the “Company”) and that, for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

__/s/ Lisa M. Jolicoeur________________ Notary Public

My commission expires:
____1/31/15_______________

ACKNOWLEDGMENT

STATE OF ARKANSAS

COUNTY OF Faulkner

Personally appeared before me, the undersigned authority in and for the said county and state, on this 1 day of November, 2013, within my jurisdiction, the within-named Randy Crowell, who acknowledged that he / she is the SVP of Centennial Bank (the “Company”), and that, for and on behalf of the said Company and as its act and deed, he / she executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

_____/s/ Jeannie Hill_________________ Notary Public

My commission expires:
_____2/6/17______________